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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 20, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                0-19517            23-2835229
(State or Other Jurisdiction    Commission File       IRS Employer
     of Incorporation)              Number)        Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors that may cause The Bon-Ton Stores, Inc.'s ("Bon-Ton") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Bon-Ton's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Bon-Ton's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including, but not limited to, government approvals, the cost of providing certain services, risks related to retail businesses generally, additional competition from existing and new competitors, the dependence upon key vendor relationships and the ability to obtain financing for working capital and capital expenditures. Additional factors that could cause the Company's actual results to differ from those contained in these forward looking statements are discussed in greater detail in the Company's Form 10-K for the fiscal year ended January 29, 2005 filed with the Securities and Exchange Commission. Except as required by applicable laws, Bon-Ton undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 20, 2005, Bon-Ton entered into a Purchase and Sale Agreement (the "Purchase Agreement") with HSBC Nevada Bank, N.A., a national banking association ("HSBC"), pursuant to which, among other things, Bon-Ton agreed to sell substantially all of its private label credit card accounts and the related accounts receivable to HSBC. The purchase price for the assets to be acquired will equal 105% of the amount of the accounts receivable. Proceeds from the sale will be used to pay in full all principal and accrued interest due to the noteholders under Bon-Ton's accounts receivable securitization program plus any other payments in respect of the termination of that program. The remaining proceeds from the sale will be applied as a reduction of outstanding borrowings under Bon-Ton's revolving credit facility. Concurrently, Bon-Ton's obligation to sell its accounts receivable to the securitization trust will be terminated. The completion of the sale to HSBC is conditioned upon, among other things, termination or expiration of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Bon-Ton anticipates that the closing will occur in July 2005 (the "Closing Date").

      In connection with the Purchase Agreement, on June 20, 2005, Bon-Ton entered into two additional agreements: an Interim Servicing Agreement (the "ISA") and a Credit Card Program Agreement (the "CCPA"), with HSBC. Under the terms of the ISA, Bon-Ton will continue to

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service the credit card receivables from the Closing Date until such time as
HSBC takes over their servicing (the "Conversion Date"). The planned Conversion Date is currently November 1, 2005. HSBC will compensate Bon-Ton for providing the services during the interim servicing period. Bon-Ton believes this compensation will equal or exceed its cost of providing the services.

      The CCPA sets forth the terms and conditions under which HSBC will issue credit cards to Bon-Ton's customers and pay Bon-Ton for sales made on the cards. Under the terms of the CCPA, Bon-Ton is required to perform certain duties, including the duties to receive in-store customer payments on behalf of HSBC and remit such payments to HSBC. The CCPA has a term of seven (7) years and is cancelable earlier by either party under certain circumstances. The CCPA further provides that Bon-Ton will be paid a percentage of Net Credit Sales, as defined in the CCPA.

      Bon-Ton's senior secured revolving credit facility (for which General Electric Capital Corporation serves as Administrative Agent) (the "Credit Facility") requires that Bon-Ton obtain the consent of the lenders in the facility for repayment of the securitized notes and for certain asset sales, including the sale of the private label credit card accounts receivable. On June 20, 2005, the parties to the Credit Facility entered into Amendment No. 4 to the Credit Facility (the "Credit Facility Amendment") pursuant to which the lenders under the Credit Facility consented to the repayment of the securitized notes and to the sale of receivables to HSBC. In addition, the Credit Facility Amendment eliminates references to the securitization facility from the Credit Facility.

      Copies of the Purchase Agreement, the ISA, the CCPA and the Credit Facility Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. The foregoing description of the Purchase Agreement, the ISA, the CCPA and the Credit Facility Amendment is qualified in its entirety by reference to the full text of the Purchase Agreement, the ISA, the CCPA and the Credit Facility Amendment.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

      The disclosure set forth under Item 1.01 above is incorporated by reference into this Item 2.05. Effective on or about November 1, 2005, Bon-Ton will cease to operate its corporate credit center and nearly all corporate credit positions will be eliminated. This will impact approximately 84 Bon-Ton associates. In connection with the cessation of credit operations and the elimination of corporate credit positions, Bon-Ton anticipates that it will incur certain charges, including but not limited to charges related to one-time termination benefits; however, Bon-Ton is unable in good faith to definitively set a range of estimated charges until after the Closing Date. Bon-Ton will file an amendment to this Form 8-K within four days after it makes a determination of an estimate of such charges.


ITEM 7.01 REGULATION FD DISCLOSURE

      On June 21, 2005, Bon-Ton issued a press release announcing the transaction with HSBC. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in
Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by Bon-Ton under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Number                                            Description of Exhibit
------            --------------------------------------------------------------------------------------
10.1              Purchase and Sale Agreement, dated as of June 20, 2005, between The Bon-Ton Stores,
                  Inc. and HSBC Bank Nevada, N.A. (1)

10.2              Interim Servicing Agreement, dated as of June 20, 2005, between The Bon-Ton Stores,
                  Inc. and HSBC Bank Nevada, N.A. (1)

10.3              Credit Card Program Agreement, dated as of June 20, 2005, between The Bon-Ton Stores,
                  Inc. and HSBC Bank Nevada, N.A. (1)

10.4              Amendment No. 4 to Credit Agreement, dated as of June 10, 2005, among General Electric
                  Capital Corporation, The Bon-Ton Department Stores, Inc., The Elder-Beerman Stores
                  Corp. and the other credit parties and lenders parties thereto (1)

99.1              Press Release dated June 21, 2005 (2)

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(1)   Filed herewith

(2)   Furnished herewith

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2005                     THE BON-TON STORES, INC.

                                        By: /s/ Keith E. Plowman
                                            -----------------------------------
                                            Keith E. Plowman
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Principal Accounting Officer

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